SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 1997
                                                        --------------------
                                  DYNAGEN, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-11352                 04-3029787
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


      99 Erie St., Cambridge, MA                                      02139
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:  (617) 491-2527
                                                  -----------------

                          No change since last report
          -----------------------------------------------------------
             (Former name or address, if changed since last report)






Item 8.  Change in Fiscal Year.
-------------------------------

         On January 30, 1997, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year from June 30 to December 31. The Registrant intends to file a transition report on Form 10-K for the six-month period ended December 31, 1996.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DYNAGEN, INC.



                                  By:/s/ DR. INDU A. MUNI
                                     ---------------------
                                     Dr. Indu A. Muni
                                     President, Chief Executive Officer and
                                     Treasurer



Dated: January 31, 1997